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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

June 24, 2005
Date of Report (Date of earliest event reported)

Pacific Energy Partners, L.P.
(Exact Name of Registrant as Specified in Charter)

Delaware	313345	68-0490580
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(IRS Employer Identification No.)

5900 Cherry Avenue
Long Beach, CA 90805
(Address of Principal Executive Offices, including Zip Code)

(562) 728-2800
Registrant's telephone number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

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Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

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Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

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Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

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Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

        On June 24, 2005, the Board of Directors of Pacific Energy Management LLC, which manages Pacific Energy Partners, L.P. (the "Partnership"), in its capacity as general partner of the Partnership's general partner, approved the performance goals, objectives, standards and criteria used in determining incentive compensation under the Partnership's Annual Incentive Compensation Plan (the "Plan") for 2005. A summary of these performance goals, objectives, standards and criteria is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated by reference into this Item 1.01.

        The form of the Plan, originally filed with the Securities and Exchange Commission as Exhibit 10.8 to the Partnership's Registration Statement on Form S-1 (File No. 333-84812) is incorporated by reference into Item 1.01 of this Current Report on Form 8-K. Any description of the Plan contained herein is qualified, in its entirety, by the specific terms and provisions of the Plan.

Item 9.01 Financial Statements and Exhibits.

  (c)
  Exhibits.

10.1	2005 Annual Incentive Plan Summary.
10.2	Form of Pacific Energy GP, Inc. Long-Term Incentive Plan (incorporated by reference to Exhibit 10.8 to Pacific Energy Partners, L.P.'s Registration Statement on Form S-1 (File No. 333-84812)).

SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, Pacific Energy Partners, L.P. has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PACIFIC ENERGY PARTNERS, L.P.
	By:	PACIFIC ENERGY GP, LP, its General Partner
		By:	PACIFIC ENERGY MANAGEMENT LLC, its General Partner
Date: June 27. 2005		By:	/s/ LYNN T. WOOD Lynn T. Wood Vice President and General Counsel

EXHIBIT INDEX

Exhibit Number	Description
10.1	2005 Annual Incentive Plan Summary.
10.2	Form of Pacific Energy GP, Inc. Long-Term Incentive Plan (incorporated by reference to Exhibit 10.8 to Pacific Energy Partners, L.P.'s Registration Statement on Form S-1 (File No. 333-84812)).

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  Item 1.01 Entry into a Material Definitive Agreement.
  Item 9.01 Financial Statements and Exhibits.
SIGNATURE
EXHIBIT INDEX